Sub-Item 77O

                        INVESCO VAN KAMPEN COMSTOCK FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         JANUARY 1, 2010 - JUNE 30, 2010

                                                      AMOUNT OF      % OF
                              OFFERING      TOTAL       SHARES     OFFERING
   SECURITY       PURCHASE/   PRICE OF    AMOUNT OF   PURCHASED   PURCHASED                       PURCHASED
   PURCHASED     TRADE DATE    SHARES     OFFERING     BY FUND     BY FUND         BROKERS           FROM
--------------   ----------   --------   ----------   ---------   ---------   -----------------   ----------
Primerica Inc.    03/31/10     $15.000   21,360,000     47,450      0.222%    Citi, Morgan           UBS
                                                                              Stanley, Deutsche   Securities
                                                                              Bank Securities,
                                                                              Macquarie
                                                                              Capital ,
                                                                              UBS Investment
                                                                              Bank, Keefe,
                                                                              Bruyette & Woods,
                                                                              Raymond James,
                                                                              Sandler O'Neill &
                                                                              Partners, LP,
                                                                              SunTrust Robinson
                                                                              Humphrey,
                                                                              CastleOak
                                                                              Securities, LP,
                                                                              ING, Willis
                                                                              Capital Markets &
                                                                              Advisory